RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2020

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of RenaissanceRe Europe AG (formerly known as Tokio Millennium Re AG), RenaissanceRe (UK) Limited (formerly known as Tokio Millennium Re (UK) Limited) and their subsidiaries (collectively, “TMR”). The operating activities of TMR from the acquisition date through March 31, 2019 were not material and, as a result, were not included in the Company's consolidated statements of operations for the three months ended March 31, 2019.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating income available to RenaissanceRe common shareholders,” “operating income available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 23 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Highlights
Gross premiums written	$2,025,721	$905,479	$861,068	$1,476,908	$1,564,295
Underwriting income (loss)	$64,079	$(65,157)	$(3,368)	$170,833	$154,109

Net investment income	$99,473	$112,138	$111,387	$118,588	$82,094
Net realized and unrealized (losses) gains on investments	(110,707)	18,454	34,395	191,247	170,013
Total investment result	$(11,234)	$130,592	$145,782	$309,835	$252,107

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(81,974)	$33,773	$36,698	$367,854	$273,717
Operating income available to RenaissanceRe common shareholders (1)	$33,410	$12,623	$32,681	$198,839	$153,608

Total investments	$17,818,597	$17,368,789	$16,947,893	$16,388,316	$14,852,848
Total assets	$27,465,519	$26,330,094	$25,644,210	$26,086,961	$24,559,600
Reserve for claims and claim expenses	$9,406,707	$9,384,349	$8,602,437	$8,484,848	$8,391,484
Total shareholders' equity attributable to RenaissanceRe	$5,683,526	$5,971,367	$5,951,235	$5,912,842	$5,554,033

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(1.89)	$0.77	$0.83	$8.35	$6.43
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.76	$0.28	$0.73	$4.47	$3.59
Book value per common share	$117.15	$120.53	$120.07	$119.17	$111.05
Tangible book value per common share (1)	$110.69	$114.03	$113.52	$112.57	$104.39
Tangible book value per common share plus accumulated dividends (1)	$131.72	$134.71	$133.86	$132.57	$124.05
Change in tangible book value per common share plus change in accumulated dividends (1)	(2.6)%	0.7%	1.1%	8.2%	7.0%

Financial ratios
Combined ratio	93.0%	106.7%	100.4%	81.3%	72.0%
Return on average common equity - annualized	(6.3)%	2.5%	2.8%	28.9%	23.5%
Operating return on average common equity - annualized (1)	2.6%	0.9%	2.5%	15.6%	13.1%
Total investment return - annualized	(0.1)%	3.1%	3.6%	8.0%	8.0%

(1)	See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenues
Gross premiums written	$2,025,721	$905,479	$861,068	$1,476,908	$1,564,295
Net premiums written	$1,269,808	$725,367	$704,130	$1,022,965	$929,031
(Increase) decrease in unearned premiums	(356,710)	244,758	202,618	(111,463)	(379,003)
Net premiums earned	913,098	970,125	906,748	911,502	550,028
Net investment income	99,473	112,138	111,387	118,588	82,094
Net foreign exchange (losses) gains	(5,728)	(1,126)	(8,275)	9,309	(2,846)
Equity in earnings of other ventures	4,564	5,874	5,877	6,812	4,661
Other (loss) income	(4,436)	(160)	1,016	922	3,171
Net realized and unrealized (losses) gains on investments	(110,707)	18,454	34,395	191,247	170,013
Total revenues	896,264	1,105,305	1,051,148	1,238,380	807,121
Expenses
Net claims and claim expenses incurred	570,954	762,093	654,520	453,373	227,035
Acquisition expenses	210,604	208,618	202,181	227,482	123,951
Operational expenses	67,461	64,571	53,415	59,814	44,933
Corporate expenses	15,991	17,642	13,844	23,847	38,789
Interest expense	14,927	15,496	15,580	15,534	11,754
Total expenses	879,937	1,068,420	939,540	780,050	446,462
Income before taxes	16,327	36,885	111,608	458,330	360,659
Income tax benefit (expense)	8,846	3,455	(3,664)	(9,475)	(7,531)
Net income	25,173	40,340	107,944	448,855	353,128
Net (income) loss attributable to noncontrolling interests	(98,091)	2,622	(62,057)	(71,812)	(70,222)
Net (loss) income attributable to RenaissanceRe	(72,918)	42,962	45,887	377,043	282,906
Dividends on preference shares	(9,056)	(9,189)	(9,189)	(9,189)	(9,189)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(81,974)	$33,773	$36,698	$367,854	$273,717

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(1.89)	$0.77	$0.83	$8.36	$6.43
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(1.89)	$0.77	$0.83	$8.35	$6.43
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.76	$0.28	$0.73	$4.52	$3.59

Return on average common equity - annualized	(6.3)%	2.5%	2.8%	28.9%	23.5%
Operating return on average common equity - annualized (1)	2.6%	0.9%	2.5%	15.6%	13.1%

(1)	See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,220,526	$805,195	$—	$2,025,721
Net premiums written	$674,581	$595,227	$—	$1,269,808
Net premiums earned	$421,335	$491,763	$—	$913,098
Net claims and claim expenses incurred	144,852	426,209	(107)	570,954
Acquisition expenses	85,351	125,253	—	210,604
Operational expenses	44,007	23,454	—	67,461
Underwriting income (loss)	$147,125	$(83,153)	$107	$64,079

Net claims and claim expenses incurred - current accident year	$130,844	$426,210	$—	$557,054
Net claims and claim expenses incurred - prior accident years	14,008	(1)	(107)	13,900
Net claims and claim expenses incurred - total	$144,852	$426,209	$(107)	$570,954

Net claims and claim expense ratio - current accident year	31.1%	86.7%		61.0%
Net claims and claim expense ratio - prior accident years	3.3%	—%		1.5%
Net claims and claim expense ratio - calendar year	34.4%	86.7%		62.5%
Underwriting expense ratio	30.7%	30.2%		30.5%
Combined ratio	65.1%	116.9%		93.0%

	Three months ended March 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,032,384	$531,911	$—	$1,564,295
Net premiums written	$564,230	$364,801	$—	$929,031
Net premiums earned	$290,745	$259,283	$—	$550,028
Net claims and claim expenses incurred	56,083	170,933	19	227,035
Acquisition expenses	53,739	70,212	—	123,951
Operational expenses	28,544	16,389	—	44,933
Underwriting income (loss)	$152,379	$1,749	$(19)	$154,109

Net claims and claim expenses incurred - current accident year	$54,206	$177,135	$—	$231,341
Net claims and claim expenses incurred - prior accident years	1,877	(6,202)	19	(4,306)
Net claims and claim expenses incurred - total	$56,083	$170,933	$19	$227,035

Net claims and claim expense ratio - current accident year	18.6%	68.3%		42.1%
Net claims and claim expense ratio - prior accident years	0.7%	(2.4)%		(0.8)%
Net claims and claim expense ratio - calendar year	19.3%	65.9%		41.3%
Underwriting expense ratio	28.3%	33.4%		30.7%
Combined ratio	47.6%	99.3%		72.0%

3

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Gross premiums written	$1,220,526	$245,001	$314,400	$839,200	$1,032,384
Net premiums written	$674,581	$242,932	$302,982	$544,115	$564,230
Net premiums earned	$421,335	$467,404	$444,332	$425,013	$290,745
Net claims and claim expenses incurred	144,852	424,207	338,260	146,874	56,083
Acquisition expenses	85,351	90,790	79,521	89,711	53,739
Operational expenses	44,007	39,469	34,238	36,764	28,544
Underwriting income (loss)	$147,125	$(87,062)	$(7,687)	$151,664	$152,379

Net claims and claim expenses incurred - current accident year	$130,844	$432,160	$345,880	$136,111	$54,206
Net claims and claim expenses incurred - prior accident years	14,008	(7,953)	(7,620)	10,763	1,877
Net claims and claim expenses incurred - total	$144,852	$424,207	$338,260	$146,874	$56,083

Net claims and claim expense ratio - current accident year	31.1%	92.5%	77.8%	32.0%	18.6%
Net claims and claim expense ratio - prior accident years	3.3%	(1.7)%	(1.7)%	2.6%	0.7%
Net claims and claim expense ratio - calendar year	34.4%	90.8%	76.1%	34.6%	19.3%
Underwriting expense ratio	30.7%	27.8%	25.6%	29.7%	28.3%
Combined ratio	65.1%	118.6%	101.7%	64.3%	47.6%

	Three months ended
Casualty and Specialty Segment	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Gross premiums written	$805,195	$660,478	$546,668	$637,708	$531,911
Net premiums written	$595,227	$482,435	$401,148	$478,850	$364,801
Net premiums earned	$491,763	$502,721	$462,416	$486,489	$259,283
Net claims and claim expenses incurred	426,209	338,104	316,099	306,501	170,933
Acquisition expenses	125,253	117,849	122,654	137,963	70,212
Operational expenses	23,454	25,943	19,198	23,016	16,389
Underwriting (loss) income	$(83,153)	$20,825	$4,465	$19,009	$1,749

Net claims and claim expenses incurred - current accident year	$426,210	$342,268	$319,087	$317,029	$177,135
Net claims and claim expenses incurred - prior accident years	(1)	(4,164)	(2,988)	(10,528)	(6,202)
Net claims and claim expenses incurred - total	$426,209	$338,104	$316,099	$306,501	$170,933

Net claims and claim expense ratio - current accident year	86.7%	68.1%	69.0%	65.2%	68.3%
Net claims and claim expense ratio - prior accident years	—%	(0.8)%	(0.6)%	(2.2)%	(2.4)%
Net claims and claim expense ratio - calendar year	86.7%	67.3%	68.4%	63.0%	65.9%
Underwriting expense ratio	30.2%	28.6%	30.6%	33.1%	33.4%
Combined ratio	116.9%	95.9%	99.0%	96.1%	99.3%

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenues
Gross premiums written	$255,640	$15,566	$32,986	$206,052	$186,114
Net premiums written	$241,641	$15,210	$30,605	$165,394	$167,919
(Increase) decrease in unearned premiums	(135,933)	90,674	63,671	(78,769)	(89,594)
Net premiums earned	105,708	105,884	94,276	86,625	78,325
Net investment income	15,087	13,506	13,813	13,597	12,823
Net foreign exchange losses	(1,180)	(399)	(174)	(936)	(256)
Other income	—	—	—	139	205
Net realized and unrealized gains (losses) on investments	18,529	(1,307)	6,493	20,914	22,435
Total revenues	138,144	117,684	114,408	120,339	113,532
Expenses
Net claims and claim expenses incurred	(13,726)	135,397	45,325	10,986	3,663
Acquisition expenses	30,112	1,313	15,762	21,211	16,966
Operational and corporate expenses	11,889	12,238	12,139	9,777	10,650
Interest expense	1,858	1,859	1,859	1,858	1,858
Total expenses	30,133	150,807	75,085	43,832	33,137
Income (loss) before taxes	108,011	(33,123)	39,323	76,507	80,395
Income tax benefit (expense)	2	(6)	(177)	243	(142)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$108,013	$(33,129)	$39,146	$76,750	$80,253

Net claims and claim expenses incurred - current accident year	$4,967	$113,743	$80,022	$5,623	$10,300
Net claims and claim expenses incurred - prior accident years	(18,693)	21,654	(34,697)	5,363	(6,637)
Net claims and claim expenses incurred - total	$(13,726)	$135,397	$45,325	$10,986	$3,663

Net claims and claim expense ratio - current accident year	4.7%	107.4%	84.9%	6.5%	13.2%
Net claims and claim expense ratio - prior accident years	(17.7)%	20.5%	(36.8)%	6.2%	(8.5)%
Net claims and claim expense ratio - calendar year	(13.0)%	127.9%	48.1%	12.7%	4.7%
Underwriting expense ratio	39.7%	12.8%	29.6%	35.8%	35.2%
Combined ratio	26.7%	140.7%	77.7%	48.5%	39.9%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets
Fixed maturity investments trading, at fair value	$11,045,801	$11,171,655	$11,386,228	$10,479,666	$9,473,160
Short term investments, at fair value	5,263,242	4,566,277	4,116,156	4,579,171	4,012,815
Equity investments trading, at fair value	360,444	436,931	379,422	273,646	389,937
Other investments, at fair value	1,058,714	1,087,377	962,109	955,437	878,373
Investments in other ventures, under equity method	90,396	106,549	103,978	100,396	98,563
Total investments	17,818,597	17,368,789	16,947,893	16,388,316	14,852,848
Cash and cash equivalents	896,216	1,379,068	871,251	670,626	1,021,275
Premiums receivable	3,105,441	2,599,896	2,799,954	3,140,688	2,753,098
Prepaid reinsurance premiums	1,151,926	767,781	972,047	1,158,534	1,086,027
Reinsurance recoverable	2,765,583	2,791,297	2,438,299	2,865,150	2,908,343
Accrued investment income	73,496	72,461	73,509	76,949	64,615
Deferred acquisition costs and value of business acquired	739,875	663,991	708,258	780,756	841,528
Receivable for investments sold	341,786	78,369	225,147	395,787	411,172
Other assets	312,523	346,216	344,593	344,938	353,543
Goodwill and other intangibles	260,076	262,226	263,259	265,217	267,151
Total assets	$27,465,519	$26,330,094	$25,644,210	$26,086,961	$24,559,600
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$9,406,707	$9,384,349	$8,602,437	$8,484,848	$8,391,484
Unearned premiums	3,245,914	2,530,975	2,967,535	3,362,520	3,188,678
Debt	1,134,695	1,384,105	1,383,498	1,382,890	1,191,499
Reinsurance balances payable	3,775,375	2,830,691	2,910,601	3,280,048	3,009,492
Payable for investments purchased	636,136	225,275	654,685	554,696	679,596
Other liabilities	351,320	932,024	395,186	396,651	435,418
Total liabilities	18,550,147	17,287,419	16,913,942	17,461,653	16,896,167
Redeemable noncontrolling interest	3,231,846	3,071,308	2,779,033	2,712,466	2,109,400
Shareholders' Equity
Preference shares	525,000	650,000	650,000	650,000	650,000
Common shares	44,034	44,148	44,152	44,162	44,159
Additional paid-in capital	502,608	568,277	560,166	552,210	543,889
Accumulated other comprehensive (loss) income	(1,664)	(1,939)	4,988	(3,869)	(1,470)
Retained earnings	4,613,548	4,710,881	4,691,929	4,670,339	4,317,455
Total shareholders' equity attributable to RenaissanceRe	5,683,526	5,971,367	5,951,235	5,912,842	5,554,033
Total liabilities, noncontrolling interests and shareholders' equity	$27,465,519	$26,330,094	$25,644,210	$26,086,961	$24,559,600

Book value per common share	$117.15	$120.53	$120.07	$119.17	$111.05

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
U.S. treasuries	$3,915,130	22.0%	$4,467,345	25.7%	$4,314,006	25.4%	$3,961,306	24.2%	$3,097,089	20.9%
Agencies	537,490	3.1%	343,031	1.9%	507,903	3.0%	334,923	2.0%	182,904	1.2%
Municipal	—	—%	—	—%	1,629	—%	2,859	—%	256,967	1.7%
Non-U.S. government	635,282	3.6%	497,392	2.9%	379,154	2.2%	370,505	2.3%	687,021	4.6%
Non-U.S. government-backed corporate	283,577	1.6%	321,356	1.9%	263,170	1.6%	207,668	1.3%	286,331	1.9%
Corporate	3,259,780	18.3%	3,075,660	17.7%	3,453,222	20.4%	3,268,511	19.9%	2,971,018	20.0%
Agency mortgage-backed	1,056,272	5.9%	1,148,499	6.6%	1,248,722	7.4%	1,167,735	7.1%	955,616	6.4%
Non-agency mortgage-backed	275,026	1.6%	294,604	1.7%	261,850	1.5%	266,963	1.6%	272,880	1.8%
Commercial mortgage-backed	540,502	3.0%	468,698	2.7%	406,268	2.4%	374,584	2.3%	245,323	1.7%
Asset-backed	542,742	3.1%	555,070	3.2%	550,304	3.3%	524,612	3.2%	518,011	3.5%
Total fixed maturity investments, at fair value	11,045,801	62.2%	11,171,655	64.3%	11,386,228	67.2%	10,479,666	63.9%	9,473,160	63.7%
Short term investments, at fair value	5,263,242	29.4%	4,566,277	26.3%	4,116,156	24.3%	4,579,171	28.0%	4,012,815	27.1%
Total consolidated fixed maturity and short term investments, at fair value	16,309,043	91.6%	15,737,932	90.6%	15,502,384	91.5%	15,058,837	91.9%	13,485,975	90.8%
Equity investments trading, at fair value	360,444	2.0%	436,931	2.5%	379,422	2.2%	273,646	1.7%	389,937	2.6%
Other investments, at fair value	1,058,714	5.9%	1,087,377	6.3%	962,109	5.7%	955,437	5.8%	878,373	5.9%
Total managed investment portfolio	17,728,201	99.5%	17,262,240	99.4%	16,843,915	99.4%	16,287,920	99.4%	14,754,285	99.3%
Investments in other ventures, under equity method	90,396	0.5%	106,549	0.6%	103,978	0.6%	100,396	0.6%	98,563	0.7%
Total investments	$17,818,597	100.0%	$17,368,789	100.0%	$16,947,893	100.0%	$16,388,316	100.0%	$14,852,848	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$16,309,043		$15,737,932		$15,502,384		$15,058,837		$13,485,975
Weighted average yield to maturity of fixed maturity and short term investments	1.5%		2.1%		2.2%		2.4%		2.7%
Average duration of fixed maturities and short term investments	2.8		2.9		2.8		2.7		2.5
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$11,124,214		$11,154,174		$11,075,699		$10,787,618		$9,811,977
Weighted average yield to maturity of retained fixed maturity and short term investments	1.9%		2.2%		2.3%		2.5%		2.8%
Average duration of retained fixed maturities and short term investments	3.5		3.6		3.5		3.1		3.0

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
AAA	$1,590,824	14.4%	$1,338,265	12.0%	$1,215,518	10.7%	$1,121,450	10.7%	$1,221,347	12.9%
AA	6,212,689	56.3%	6,677,219	59.8%	6,699,860	58.8%	6,073,777	58.0%	5,302,980	56.0%
A	1,491,504	13.5%	1,453,212	13.0%	1,671,934	14.7%	1,548,705	14.8%	1,385,193	14.6%
BBB	915,375	8.3%	874,730	7.8%	967,928	8.5%	898,740	8.6%	758,720	8.0%
Non-investment grade and not rated	835,409	7.5%	828,229	7.4%	830,988	7.3%	836,994	7.9%	804,920	8.5%
Total fixed maturity investments, at fair value	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$723,397	6.5%	$544,636	4.9%	$603,806	5.3%	$616,578	5.9%	$744,030	7.8%
Due after one through five years	5,039,456	45.7%	5,522,769	49.4%	5,893,946	51.8%	5,176,183	49.4%	5,301,425	56.0%
Due after five through ten years	2,612,031	23.7%	2,420,602	21.7%	2,232,264	19.6%	1,896,176	18.1%	1,154,682	12.2%
Due after ten years	256,375	2.3%	216,777	1.9%	189,068	1.7%	456,835	4.3%	281,193	3.0%
Mortgage-backed securities	1,871,800	16.9%	1,911,801	17.1%	1,916,840	16.8%	1,809,282	17.3%	1,473,819	15.5%
Asset-backed securities	542,742	4.9%	555,070	5.0%	550,304	4.8%	524,612	5.0%	518,011	5.5%
Total fixed maturity investments, at fair value	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating
					Credit Rating (1)
March 31, 2020	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$5,263,242	$5,263,242	29.4%	0.5%	$4,845,167	$408,920	$1,258	$4,870	$1,965	$1,062
		100.0%			92.1%	7.8%	—%	0.1%	—%	—%
Fixed maturity investments
U.S. treasuries	3,713,475	3,915,130	22.0%	0.4%	—	3,915,130	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	200,585	205,530	1.2%	1.0%	—	205,530	—	—	—	—
Other agencies	323,842	331,960	1.9%	1.0%	—	331,960	—	—	—	—
Total agencies	524,427	537,490	3.1%	1.0%	—	537,490	—	—	—	—
Non-U.S. government	619,620	635,282	3.6%	0.8%	419,541	199,192	6,108	9,504	937	—
Non-U.S. government-backed corporate	280,712	283,577	1.6%	1.2%	181,395	79,884	21,773	525	—	—
Corporate	3,369,559	3,259,780	18.3%	3.8%	48,059	247,072	1,453,523	861,621	633,996	15,509
Mortgage-backed
Residential mortgage-backed
Agency securities	1,022,760	1,056,272	5.9%	1.4%	—	1,056,272	—	—	—	—
Non-agency securities - Alt A	229,184	211,511	1.2%	6.3%	42,467	5,850	1,754	7,040	125,232	29,168
Non-agency securities - Prime	67,597	63,515	0.4%	5.6%	28,720	2,724	2,241	462	17,083	12,285
Total residential mortgage-backed	1,319,541	1,331,298	7.5%	2.4%	71,187	1,064,846	3,995	7,502	142,315	41,453
Commercial mortgage-backed	542,523	540,502	3.0%	3.1%	443,952	80,412	3,848	11,091	1,199	—
Total mortgage-backed	1,862,064	1,871,800	10.5%	2.6%	515,139	1,145,258	7,843	18,593	143,514	41,453
Asset-backed
Collateralized loan obligations	507,903	478,923	2.7%	4.7%	367,468	88,663	—	22,792	—	—
Credit cards	15,372	15,331	0.1%	2.0%	15,331	—	—	—	—	—
Auto loans	38,371	38,403	0.2%	2.3%	38,403	—	—	—	—	—
Other	10,169	10,085	0.1%	3.8%	5,488	—	2,257	2,340	—	—
Total asset-backed	571,815	542,742	3.1%	4.4%	426,690	88,663	2,257	25,132	—	—
Total securitized assets	2,433,879	2,414,542	13.6%	3.0%	941,829	1,233,921	10,100	43,725	143,514	41,453
Total fixed maturity investments	10,941,672	11,045,801	62.2%	2.0%	1,590,824	6,212,689	1,491,504	915,375	778,447	56,962
		100.0%			14.4%	56.3%	13.5%	8.3%	7.0%	0.5%
Weighted average yield to maturity of fixed maturity and short term investments				1.5%
Equity investments trading		360,444	2.0%		—	—	—	—	—	360,444
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		786,531	4.4%		—	—	—	—	786,531	—
Private equity investments		240,277	1.3%		—	—	—	—	—	240,277
Senior secured bank loan funds		22,579	0.1%		—	—	—	—	—	22,579
Hedge funds		9,327	0.1%		—	—	—	—	—	9,327
Total other investments		1,058,714	5.9%		—	—	—	—	786,531	272,183
		100.0%			—%	—%	—%	—%	74.3%	25.7%
Investments in other ventures		90,396	0.5%		—	—	—	—	—	90,396
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$17,818,597	100.0%		$6,435,991	$6,621,609	$1,492,762	$920,245	$1,566,943	$781,047
		100.0%			36.0%	37.2%	8.4%	5.2%	8.8%	4.4%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

9

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Fixed maturity investments	$73,338	$85,937	$82,977	$88,106	$61,483
Short term investments	12,092	11,552	15,061	17,807	11,844
Equity investments trading	1,551	1,539	1,326	916	1,027
Other investments
Catastrophe bonds	14,139	12,870	12,812	11,781	8,691
Other	1,629	2,221	2,672	1,914	1,640
Cash and cash equivalents	1,504	1,875	1,978	2,306	1,517
	104,253	115,994	116,826	122,830	86,202
Investment expenses	(4,780)	(3,856)	(5,439)	(4,242)	(4,108)
Net investment income	99,473	112,138	111,387	118,588	82,094

Gross realized gains	68,847	45,814	34,710	28,512	24,373
Gross realized losses	(11,360)	(8,380)	(4,609)	(7,217)	(22,943)
Net realized gains on fixed maturity investments	57,487	37,434	30,101	21,295	1,430
Net unrealized (losses) gains on fixed maturity investments trading	(20,345)	(72,956)	17,226	121,991	103,922
Net realized and unrealized gains (losses) on investments-related derivatives	33,181	(3,212)	11,134	37,173	13,796
Net realized (losses) gains on equity investments trading	(15,047)	396	(72)	31,899	(1,161)
Net unrealized (losses) gains on equity investments trading	(105,937)	56,235	(26,451)	(18,355)	52,658
Net realized and unrealized (losses) gains on other investments - catastrophe bonds	(14,352)	(4,522)	9,242	(11,902)	(2,210)
Net realized and unrealized (losses) gains on other investments - other	(45,694)	5,079	(6,785)	9,146	1,578
Net realized and unrealized (losses) gains on investments	(110,707)	18,454	34,395	191,247	170,013
Total investment result	$(11,234)	$130,592	$145,782	$309,835	$252,107

Total investment return - annualized	(0.1)%	3.1%	3.6%	8.0%	8.0%

Retained total investment result (1)
Retained net investment income	$72,603	$87,739	$86,408	$95,400	$61,442
Retained net realized and unrealized (losses) gains on investments	(113,261)	21,751	21,764	183,357	154,328
Retained total investment result	$(40,658)	$109,490	$108,172	$278,757	$215,770

(1)
Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

10

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2020
Property	$1,095,840	$1,707,754	$958,827	$3,762,421
Casualty and Specialty	1,644,402	105,505	3,894,049	5,643,956
Other	330	—	—	330
Total	$2,740,572	$1,813,259	$4,852,876	$9,406,707

December 31, 2019
Property	$1,253,406	$1,631,223	$1,189,221	$4,073,850
Casualty and Specialty	1,596,426	129,720	3,583,913	5,310,059
Other	440	—	—	440
Total	$2,850,272	$1,760,943	$4,773,134	$9,384,349

September 30, 2019
Property	$1,170,009	$1,493,600	$916,314	$3,579,923
Casualty and Specialty	1,475,505	151,555	3,389,344	5,016,404
Other	2,944	—	3,166	6,110
Total	$2,648,458	$1,645,155	$4,308,824	$8,602,437

June 30, 2019
Property	$1,191,810	$1,635,595	$791,628	$3,619,033
Casualty and Specialty	1,450,805	128,701	3,280,133	4,859,639
Other	3,010	—	3,166	6,176
Total	$2,645,625	$1,764,296	$4,074,927	$8,484,848

March 31, 2019
Property	$1,243,455	$1,598,283	$844,681	$3,686,419
Casualty and Specialty	1,454,164	121,165	3,125,166	4,700,495
Other	1,404	—	3,166	4,570
Total (1)	$2,699,023	$1,719,448	$3,973,013	$8,391,484

(1)
Included in the Company’s reserves for claims and claim expenses balance at March 31, 2019 is $2.4 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the acquisition of TMR.

11

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2020			Three months ended March 31, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050
Incurred claims and claim expenses
Current year	790,010	232,956	557,054	300,561	69,220	231,341
Prior years	(42,295)	(56,195)	13,900	37,558	41,864	(4,306)
Total incurred claims and claim expenses	747,715	176,761	570,954	338,119	111,084	227,035
Paid claims and claim expenses
Current year	34,310	3,109	31,201	9,339	1,190	8,149
Prior years	635,378	199,092	436,286	403,340	103,220	300,120
Total paid claims and claim expenses	669,688	202,201	467,487	412,679	104,410	308,269
Amounts acquired (1)	—	—	—	2,388,210	529,435	1,858,775
Foreign exchange (2)	(55,669)	(274)	(55,395)	1,563	13	1,550
Reserve for claims and claim expenses, end of period	$9,406,707	$2,765,583	$6,641,124	$8,391,484	$2,908,343	$5,483,141

(1)	Represents the fair value of TMR's reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

(2)	Reflects the impact of the foreign exchange revaluation of net reserves denominated in non-U.S. dollars as at the balance sheet date.

12

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Management fee income
Joint ventures	$11,781	$11,858	$11,434	$9,519	$9,735
Structured reinsurance products and other	8,597	8,252	8,765	9,976	8,245
Managed funds	6,418	3,814	4,558	6,467	3,797
Total management fee income	26,796	23,924	24,757	25,962	21,777

Performance fee income (loss)
Structured reinsurance products and other	8,375	(5,314)	275	8,541	4,191
Joint ventures	7,828	(3,374)	5,278	5,218	2,538
Managed funds	2,363	(2,036)	1,688	470	298
Total performance fee income (loss) (1)	18,566	(10,724)	7,241	14,229	7,027

Total fee income	$45,362	$13,200	$31,998	$40,191	$28,804

(1)
Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

13

RenaissanceRe Holdings Ltd.
Noncontrolling Interests

The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Vehicles"), in its consolidated statements of operations. Net (income) loss attributable to redeemable noncontrolling interests represents the portion of the (income) loss associated with the Company's Consolidated Vehicles included in the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Vehicles. A negative number in the table below represents the allocation of net income earned by the Company's Consolidated Vehicles to third-party investors, with a corresponding decrease (increase) to the Company's net income (loss) attributable to RenaissanceRe. Conversely, a positive number in the table below represents the allocation of net losses incurred by the Company's Consolidated Vehicles to third-party investors, with a corresponding increase (decrease) to the Company's net (loss) income attributable to RenaissanceRe.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Redeemable noncontrolling interest - DaVinciRe	$(84,906)	$25,862	$(30,558)	$(59,855)	$(62,533)
Redeemable noncontrolling interest - Medici	4,678	(6,363)	(15,211)	(1,704)	(2,481)
Redeemable noncontrolling interest - Vermeer	(17,863)	(16,877)	(16,288)	(10,253)	(5,208)
Net (income) loss attributable to redeemable noncontrolling interests	$(98,091)	$2,622	$(62,057)	$(71,812)	$(70,222)
A summary of the redeemable noncontrolling economic ownership of third parties in the Company's consolidated Consolidated Vehicles is set forth below:

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
DaVinciRe	78.6%	78.1%	78.1%	78.1%	77.9%
Medici	88.8%	87.9%	86.3%	86.1%	82.9%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(81,974)	$33,773	$36,698	$367,854	$273,717
Amount allocated to participating common shareholders (1)	(146)	(409)	(446)	(4,393)	(3,121)
	$(82,120)	$33,364	$36,252	$363,461	$270,596
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	43,441	43,467	43,462	43,483	42,065
Per common share equivalents of employee stock options and non-vested shares	—	85	75	38	26
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,441	43,552	43,537	43,521	42,091

Basic (loss) income per RenaissanceRe common share	$(1.89)	$0.77	$0.83	$8.36	$6.43
Diluted (loss) income per RenaissanceRe common share	$(1.89)	$0.77	$0.83	$8.35	$6.43

(1)	Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

15

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best (1)	S&P (2)	Moody's (3)	Fitch (4)

Renaissance Reinsurance Ltd.	A+	A+	A1	A+
DaVinci Reinsurance Ltd.	A	A+	A3	—
Renaissance Reinsurance of Europe Unlimited Company	A+	A+	—	—
Renaissance Reinsurance U.S. Inc.	A+	A+	—	—
RenaissanceRe Europe AG	A+	A+	—	—
RenaissanceRe Specialty U.S.	A+	A+	—	—
Top Layer Reinsurance Ltd.	A+	AA	—	—
Vermeer Reinsurance Ltd.	A	—	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating	A	A+	—	AA-

RenaissanceRe	Very Strong	Very Strong	—	—
Ratings as of May 4, 2020.
(1) The A.M. Best ratings for the Company's principal operating subsidiaries and joint ventures represent the insurer’s financial strength rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating. The A.M. Best rating for RenaissanceRe represents the Company’s Enterprise Risk Management (“ERM”) score.
(2) The S&P ratings for the Company's principal operating subsidiaries and joint ventures represent the insurer’s financial strength rating and the issuer’s long-term issuer credit rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

(3)	The Moody’s ratings represent the insurer’s financial strength rating.

(4)	The Fitch rating for Renaissance Reinsurance represents the insurer’s financial strength rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating.

16

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Property Segment
Catastrophe	$936,190	$44,824	$102,779	$602,656	$845,213
Other property	284,336	200,177	211,621	236,544	187,171
Property segment gross premiums written	$1,220,526	$245,001	$314,400	$839,200	$1,032,384

Casualty and Specialty Segment
General casualty (1)	$246,667	$197,338	$191,447	$258,357	$153,334
Professional liability (2)	230,487	189,838	151,754	167,206	149,377
Financial lines (3)	147,079	126,983	111,459	91,202	127,356
Other (4)	180,962	146,319	92,008	120,943	101,844
Casualty and Specialty segment gross premiums written	$805,195	$660,478	$546,668	$637,708	$531,911

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

17

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended March 31, 2020			Three months ended March 31, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$936,190	$284,336	$1,220,526	$845,213	$187,171	$1,032,384
Net premiums written	$477,457	$197,124	$674,581	$444,016	$120,214	$564,230
Net premiums earned	$220,655	$200,680	$421,335	$180,237	$110,508	$290,745
Net claims and claim expenses incurred	(2,094)	146,946	144,852	(13,994)	70,077	56,083
Acquisition expenses	28,707	56,644	85,351	24,327	29,412	53,739
Operational expenses	35,545	8,462	44,007	23,612	4,932	28,544
Underwriting income (loss)	$158,497	$(11,372)	$147,125	$146,292	$6,087	$152,379

Net claims and claim expenses incurred - current accident year	$23,382	$107,462	$130,844	$3,490	$50,716	$54,206
Net claims and claim expenses incurred - prior accident years	(25,476)	39,484	14,008	(17,484)	19,361	1,877
Net claims and claim expenses incurred - total	$(2,094)	$146,946	$144,852	$(13,994)	$70,077	$56,083

Net claims and claim expense ratio - current accident year	10.6%	53.5%	31.1%	1.9%	45.9%	18.6%
Net claims and claim expense ratio - prior accident years	(11.5)%	19.7%	3.3%	(9.7)%	17.5%	0.7%
Net claims and claim expense ratio - calendar year	(0.9)%	73.2%	34.4%	(7.8)%	63.4%	19.3%
Underwriting expense ratio	29.1%	32.5%	30.7%	26.6%	31.1%	28.3%
Combined ratio	28.2%	105.7%	65.1%	18.8%	94.5%	47.6%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net (loss) income (attributable) available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding net realized and unrealized gains and losses on other investments - catastrophe bonds, net foreign exchange gains and losses, transaction and integration expenses associated with the acquisition of TMR, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; certain transaction and integration expenses associated with the acquisition of TMR; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to Company's redeemable noncontrolling interests. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net (loss) income (attributable) available to RenaissanceRe common shareholders to "operating income available to RenaissanceRe common shareholders"; (2) net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted to "operating income available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized". Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

RenaissanceRe Holdings Ltd.
Comments on Regulation G

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(81,974)	$33,773	$36,698	$367,854	$273,717
Adjustment for net realized and unrealized losses (gains) on investments, excluding net realized and unrealized losses (gains) on other investments - catastrophe bonds	96,355	(22,976)	(25,153)	(203,149)	(172,223)
Adjustment for net foreign exchange losses (gains)	5,728	1,126	8,275	(9,309)	2,846
Adjustment for transaction and integration expenses associated with the acquisition of TMR	4,423	5,700	4,022	14,483	25,520
Adjustment for income tax (benefit) expense (1)	(4,141)	(3,707)	5,298	10,442	8,334
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	13,019	(1,293)	3,541	18,518	15,414
Operating income available to RenaissanceRe common shareholders	$33,410	$12,623	$32,681	$198,839	$153,608

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(1.89)	$0.77	$0.83	$8.35	$6.43
Adjustment for net realized and unrealized losses (gains) on investments, excluding net realized and unrealized losses (gains) on other investments - catastrophe bonds	2.22	(0.53)	(0.58)	(4.67)	(4.09)
Adjustment for net foreign exchange losses (gains)	0.13	0.03	0.19	(0.21)	0.07
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.10	0.13	0.09	0.33	0.61
Adjustment for income tax (benefit) expense (1)	(0.10)	(0.09)	0.12	0.24	0.20
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	0.30	(0.03)	0.08	0.43	0.37
Operating income available to RenaissanceRe common shareholders per common share - diluted	$0.76	$0.28	$0.73	$4.47	$3.59

Return on average common equity - annualized	(6.3)%	2.5%	2.8%	28.9%	23.5%
Adjustment for net realized and unrealized losses (gains) on investments, excluding net realized and unrealized losses (gains) on other investments - catastrophe bonds	7.5%	(1.7)%	(1.9)%	(16.0)%	(14.8)%
Adjustment for net foreign exchange losses (gains)	0.4%	0.1%	0.6%	(0.7)%	0.2%
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.3%	0.4%	0.3%	1.1%	2.2%
Adjustment for income tax (benefit) expense (1)	(0.3)%	(0.3)%	0.4%	0.8%	0.7%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	1.0%	(0.1)%	0.3%	1.5%	1.3%
Operating return on average common equity - annualized	2.6%	0.9%	2.5%	15.6%	13.1%

(1)
Adjustment for income tax (benefit) expense represents the income tax benefit (expense) associated with the adjustments to net (loss) income (attributable) available to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

(2)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests represents the portion of these adjustments attributable to the Company's redeemable noncontrolling interests associated with the adjustments to net (loss) income (attributable) available to RenaissanceRe common shareholders, including the income tax impact of those adjustments.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	At
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Book value per common share	$117.15	$120.53	$120.07	$119.17	$111.05
Adjustment for goodwill and other intangibles (1)	(6.46)	(6.50)	(6.55)	(6.60)	(6.66)
Tangible book value per common share	110.69	114.03	113.52	112.57	104.39
Adjustment for accumulated dividends	21.03	20.68	20.34	20.00	19.66
Tangible book value per common share plus accumulated dividends	$131.72	$134.71	$133.86	$132.57	$124.05

Quarterly change in book value per common share	(2.8)%	0.4%	0.8%	7.3%	6.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(2.6)%	0.7%	1.1%	8.2%	7.0%
Year to date change in book value per common share	(2.8)%	15.7%	15.3%	14.4%	6.6%
Year to date change in tangible book value per common share plus change in accumulated dividends	(2.6)%	17.9%	17.1%	15.7%	7.0%

(1)
At March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, goodwill and other intangibles included $24.2 million, $24.9 million, $25.6 million, $26.3 million and $27.0 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net (loss) income (attributable) available to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	At
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Fixed maturity investments, at fair value	$11,045,801	$11,171,655	$11,386,228	$10,479,666	$9,473,160
Short term investments, at fair value	5,263,242	4,566,277	4,116,156	4,579,171	4,012,815
Total consolidated fixed maturity and short term investments, at fair value	$16,309,043	$15,737,932	$15,502,384	$15,058,837	$13,485,975
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,184,829)	(4,583,758)	(4,426,685)	(4,271,219)	(3,673,998)
Retained fixed maturity and short term investments, at fair value	$11,124,214	$11,154,174	$11,075,699	$10,787,618	$9,811,977

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net (loss) income (attributable) available to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net investment income	$99,473	$112,138	111,387	$118,588	$82,094
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(26,870)	(24,399)	$(24,979)	(23,188)	(20,652)
Retained net investment income	72,603	87,739	86,408	95,400	61,442

Net realized and unrealized (losses) gains on investments	(110,707)	18,454	34,395	191,247	170,013
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(2,554)	3,297	(12,631)	(7,890)	(15,685)
Retained net realized and unrealized gains on investments	(113,261)	21,751	21,764	183,357	154,328

Total investment result	(11,234)	130,592	145,782	309,835	252,107
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(29,424)	(21,102)	(37,610)	(31,078)	(36,337)
Retained total investment result	$(40,658)	$109,490	$108,172	$278,757	$215,770

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